UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2013

INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51557	22-3493930
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

101 JFK Parkway, Short Hills, New Jersey	07078
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (973) 924-5100

Not Applicable
_________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 30, 2012, Investors Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders.

The following proposals were submitted by the Board of Directors to a vote of security holders and the final result of the voting on each proposal is noted below.

Proposal 1: The approval of the Agreement and Plan of Merger, dated as of December 19, 2012, by and among         (i) Investors Bank, Investors Bancorp, Inc. and Investors Bancorp, MHC, and (ii) Roma Bank, Roma Financial         Corporation and Roma Financial Corporation, MHC (the "Merger Agreement"), which provides for, among             other things, the merger of Roma Bank with and into Investors Bank, the merger of Roma Financial                Corporation with and into Investors Bancorp, Inc., and the merger of Roma Financial Corporation, MHC with        and into Investors Bancorp, MHC.

Votes For	Votes Against	Abstain	Broker Non Votes
101,859,168	125,061	1,400,888	4,971,819

Proposal 2: The election as Directors of all nominees listed below, each for a three-year term:

Directors	Votes For	Votes Withhold	Broker Non Votes
Terms Expiring at the 2016 Meeting:
Domenick A. Cama	87,409,653	15,975,464	4,971,819
James J. Garibaldi	87,479,258	15,905,859	4,971,819
Vincent D. Manahan III	98,577,211	4,807,906	4,971,819
James H. Ward III	98,732,144	4,652,973	4,971,819

Proposal 3: The approval of the Investors Bancorp, Inc. Executive Officer Annual Incentive Plan.

Votes For	Votes Against	Abstain	Broker Non Votes
102,147,346	1,068,442	169,325	4,971,823

Proposal 4: The approval of non-binding, advisory proposal to approve the compensation paid to our named executive officers.

Votes For	Votes Against	Abstain	Broker Non Votes
102,057,941	1,193,424	133,750	4,971,821

Proposal 5: The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for Investors Bancorp, Inc. for the year ending December 31, 2013.

Votes For	Votes Against	Abstain	Broker Non Votes
107,504,696	557,620	294,620	—

Item 7.01	Regulation FD Disclosure

The Company is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K. The Company is not undertaking to update this presentation. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
99.1 Investors Presentation Annual Shareholder Meeting dated May 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: May 31, 2013	By:	/s/ Thomas F. Splaine, Jr.
Thomas F. Splaine, Jr.
Senior Vice President
and Chief Operating Officer